                                                                    Exhibit 21.1

                             COGENTRIX ENERGY, INC.
                                  SUBSIDIARIES

Cogentrix Energy, Inc. (NC)
     Cogentrix Delaware Holdings, Inc. (DE)
          Cogentrix Holdings Corporation (NC)
                 Cogentrix of Richmond, Inc. (NC)
                 Cogentrix of Rocky Mount, Inc. (NC)
                 Cogentrix, Inc. (NC)
                        Cogentrix Eastern Carolina Corporation (NC)
                        Cogentrix of North Carolina Holdings, Inc. (NC)
                               Cogentrix of North Carolina, Inc. (NC)
                               Roxboro/Southport I, Inc. (NC)
                                     Roxboro/Southport II, Inc. (NC)
                                           Roxboro/Southport General Partnership (NC)*
                        Cogentrix of Virginia, Inc. (VA)
                        Cogentrix Virginia Leasing Corporation (NC)
                        Cogentrix of Pennsylvania, Inc. (DE)
                        ReUse Technology, Inc. (NC) (doing business as RT Soil Sciences)
                        Cogentrix - Mexico, Inc. (NC)
                               Cogeneracion Mexicana, S.A. de C.V. (Mexico)
                        CI Properties, Inc. (NC)
                               Moapa Valley Holdings, Inc. (NV)
                        Cogentrix of Asia Pte Ltd. (Singapore)
          Cogentrix of Lawrence County, Inc. (DE)
                 Cogentrix Lawrence County, LLC (DE)
          Cogentrix of Oklahoma, Inc. (DE)
                 Green Country Energy, LLC (DE)
                 Green Country Operating Services, LLC (DE)
          Cogentrix Southaven Holdings, Inc. (DE)
                 Southaven Power LLC, (DE)
          Cogentrix/Batesville Holdings, Inc. (DE)
                 Cogentrix/Batesville, Inc. (DE)
                 Cogentrix Batesville Operations, LLC (DE)*
                 Cogentrix/Batesville, LLC (DE)*
                        LSP-Batesville Holdings, LLC (DE)*
                               LSP Batesville Funding Corporation (DE)
                               LSP Energy, Inc. (DE)
                               LSP Energy Limited Partnership (DE)*
          Cogentrix Eastern America, Inc. (DE)
                 Cogentrix/Logan, Inc. (DE)
                 Cogentrix/Northampton, Inc. (DE)
                 Cogentrix/Carney's Point, Inc. (DE)
                 Cogentrix/Scrubgrass, Inc. (DE)
                 Palm Power Corporation (DE)
                               Thaleia, LLC (DE)
                 Cedar Power Corporation (DE)
                               Cedar I Power Corporation (DE)
                                      Cedar II Power Corporation (DE)
                 Hickory Power Corporation (DE)
                 Birch Power Corporation (PA)
                 Panther Creek Leasing, Inc. (DE)

                                                                    Exhibit 21.1

              Arcanum, Inc. (DE)
              Cogentrix Energy Power Marketing, Inc. (NC)
              Cogentrix of Latin America, Inc. (NC)
              Cogentrix of Vancouver, Inc. (NC)
              Cogentrix Mid-America, Inc. (DE)
                     Floriculture, Inc. (DE)
                     Cogentrix Cottage Grove, LLC (DE)
                            LSP-Cottage Grove, Inc. (DE)
                            LSP-Cottage Grove, LP (DE)*
                                   LS Power Funding Corporation (DE)
                     Cogentrix Whitewater, LLC (DE)
                            LSP-Whitewater I, Inc. (DE)
                            LSP-Whitewater Limited Partnership (DE)*
                                   LS Power Funding Corporation (DE)
              Cogentrix of Rathdrum, Inc. (NC)
                     Rathdrum Construction Company, Inc. (DE)
                     Rathdrum Operating Services Company, Inc. (DE)
                     Rathdrum Power, LLC (DE)
              Cogentrix of Birchwood I, Inc. (DE)
              Cogentrix of Birchwood II, Inc. (DE)
                     Cogentrix/Birchwood One Partners (DE)*
                            Cogentrix/Birchwood Two, L.P. (DE)*
       Cogentrix International Holdings, Inc. (DE)
              Cogentrix International, Ltd. (Grand Cayman)
                     La Compania de Electricidad de San Pedro de Macoris (Grand Cayman)
                     Cogera Cogeracao e Comercializacao de Energia Ltda. (Brazil)
                     Cogentrix  de la Republica Dominicana (Grand Cayman)
              Cogentrix of Brazil, Inc. (DE)
                     Cogentrix do Brasil Ltda. (Brazil)
              Liberty Power/Cogentrix Bolivia, Inc. (DE)
              Cogentrix International Holdings, BV (Netherlands)
                     Yellow Sea Cogeneration Company (Mauritius)
                     Cogentrix Mauritius Company (Mauritius)




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